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                                                                   Exhibit 10.80

Applied Data Communications, Inc.
3324 S. Susan Street
Santa Ana, CA  92704-6841

     Re:  Series C Preferred Stock
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Gentlemen:

     I hold 68,404 shares of Series C Preferred Stock of Applied Data Communications, Inc. ("ADC") which I acquired to fulfill voting requirements imposed by Thomas Garlock and the Leasing Partnership of Star Media Partners and MultiMedia Disk Duplicators.

     This will confirm my understanding and agreement that I will convert all shares of Series C Preferred Stock which are no longer subject to such proxy, whether because ADC has met requirements or otherwise. I will not exercise the voting rights of the Series C Preferred Shares.

     This commitment is binding on my successors, assigns and heirs.

     Executed this 28/th/ day of September, 2001.

                                             /s/ Walter J. Kane
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                                        Walter J. ("Pat") Kane

Acknowledged and Accepted:

     /s/ Barry K. Sugden, Jr.
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Barry K. Sugden, Jr.
for Applied Data Communications, Inc.
September 28, 2001